UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 21, 2024

Perpetua Resources Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-39918	98-1040943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 S. 8th Street, Ste. 201 Boise, Idaho	83702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 901-3060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	PPTA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On March 21, 2024, Perpetua Resources Corp. (the “Company”), Perpetua Resources Idaho, Inc., a wholly-owned subsidiary of the Company (“PRII”) and Idaho Gold Resources Company, LLC, a wholly-owned subsidiary of the Company (“IGRCLLC”), entered into a Silver Royalty Agreement (the “Royalty Agreement”) with Franco-Nevada Idaho Corporation (“Franco-Nevada”) pursuant to which IGRCLLC and PRII sold Franco-Nevada a 100% royalty (the “Royalty”) on the future payable silver production from the Stibnite Gold Project in exchange for a cash payment of $8.5 million. The Company expects to use the proceeds for general corporate purposes. Silver represents less than 0.3% of projected life-of-mine revenue in the 2020 Feasibility Study.

The Royalty Agreement provides a mechanism whereby Franco-Nevada can receive minimum payments equal to 100% of the payable silver from the sale of dore as outlined in the Company’s 2020 Feasibility Study commencing in the seventh calendar year following commercial production and ending upon the completion of the fifteenth calendar year following commercial production.

The Royalty Agreement also provides Franco-Nevada an option upon the occurrence of certain conditions precedent (including achieving commercial production at the Stibnite Gold Project) to pay the Company a contingent payment and receive a Royalty on any silver payable from the production of antimony concentrate from the Stibnite Gold Project. Franco-Nevada has also been granted a Right of First Refusal on any royalties or stream interests in the Stibnite Gold Project (except for and excluding any new or existing gold royalties or gold stream interests that solely covers gold and no other minerals) with such right being subordinated to the existing Right of First Refusal granted to Franco-Nevada pursuant to that certain Royalty Agreement dated May 7, 2013 (as amended).

In connection with the execution of the Royalty Agreement, Company granted Franco-Nevada a continuing security interest and a first priority lien on certain collateral including the land and mineral interests comprising the Stibnite Gold Project, including all proceeds and products thereof, in order to secure Company’s obligations under the Royalty Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERPETUA RESOURCES CORP.

Dated: March 21, 2024	By:	/s/ Jessica Largent
Jessica Largent
Chief Financial Officer